                               Exhibit (b)(14)(i)

                                POWER OF ATTORNEY

We, the undersigned Directors of First North American Life Assurance Company (the "Company"), do hereby constitute and appoint John D. Richardson, Joseph M. Scott, John G. Vrysen, Richard C. Hirtle, Stephanie Elliman or Tracy Anne Kane, or any of them, our true and lawful officers to sign Registration Statements to be filed with the Securities and Exchange Commission and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below which said officers may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below any and all amendments (including post-effective amendments); and we do hereby ratify and confirm all that the said officers, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys.

Executed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                   TITLE                               DATE
---------                   -----                               ----
John D. Richardson          Chairman of the                     11/29/96
------------------
John D. Richardson          Board of Directors


Joseph M. Scott             Director; President                 11/29/96
---------------
Joseph M. Scott


Richard C. Hirtle           Director; Vice President            11/29/96
-----------------
Richard C. Hirtle           and Treasurer


John G. Vrysen              Director; Vice President            11/29/96
--------------
John G. Vrysen              and Qualified Actuary


Kenneth H. Conrad           Director                            11/29/96
-----------------
Kenneth H. Conrad


SIGNATURE                   TITLE                               DATE
---------                   -----                               ----

John D. DesPrez, III        Director                           11/29/96
--------------------
John D. DesPrez, III


Ruth Ann Fleming            Director                           11/29/96
----------------
Ruth Ann Fleming


Peter S. Hutchison          Director                           11/29/96
------------------
Peter S. Hutchison


Neil M. Merkl               Director                           11/29/96
-------------
Neil M. Merkl


Robert C. Perez             Director                           11/29/96
---------------
Robert C. Perez


James K. Robinson           Director                           11/29/96
-----------------
James K. Robinson


H. Douglas Wood             Director                           11/29/96
---------------
H. Douglas Wood


Bruce Avedon                Director                           11/29/96
------------
Bruce Avedon